UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-21696                   22-3106987
(State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)


            26 Landsdowne Street, Cambridge, Massachusetts        02139
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.

In a press release dated September 24, 2007, ARIAD Pharmaceuticals, Inc. ("ARIAD") announced initiation of its global Phase 3 clinical trial of oral deforolimus in patients with metastatic soft-tissue and bone sarcomas. This pivotal trial will assess progression-free survival (PFS) as the primary endpoint and overall survival as a secondary endpoint in patients with metastatic sarcomas following a favorable response to chemotherapy. Additional details regarding the Phase 3 clinical trial are included in the press release.

A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.




ITEM 9.01    Financial Statements and Exhibits.

             (c) The following exhibits are filed with this report

                 Exhibit
                 Number             Description
                 ------             -----------
                 99.1               Press release dated September 24, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ARIAD Pharmaceuticals, Inc.



                              By:   /s/ Edward M. Fitzgerald
                                 --------------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date: September 24, 2007

                                 EXHIBIT INDEX
                                 -------------
Exhibit
Number            Description
------            -----------
99.1              Press release dated September 24, 2007